Exhibit 1

PRIVATE AND CONFIDENTIAL

The Directors
Belmont Green Finance Limited (the “Originator”)
1 Battle Bridge Lane
London
SE1 2HP
United Kingdom

The Directors
Tower Bridge Funding 2024-2 PLC (the “Issuer”)
10th Floor 5 Churchill Place
London
E14 5HU
United Kingdom

Banco Santander, S.A. (a “Co-Arranger” and a “Joint Lead Manager”)
Ciudad Grupo Santander
Avda de Cantabria s/n
28660 Boadilla del Monte
Madrid
Spain

Merrill Lynch International (a “Co-Arranger” – and, together with Banco Santander, S.A., the
“Co-Arrangers” - and a “Joint Lead Manager”)
2 King Edward Street
London
EC1A 1HQ
United Kingdom

Macquarie Bank Limited (a “Joint Lead Manager”)
Ropemaker Place
28 Ropemaker Street
London
EC2Y 9HD
United Kingdom

Macquarie Bank Europe Designated Activity Company (a “Joint Lead Manager”)
12-14 Rond Point des Champs-Élysées Marcel-Dassault
Floor 3,
75008 Paris,
France

Barclays Bank PLC (a “Joint Lead Manager”)
1 Churchill Place
London
E14 5HP
United Kingdom

NatWest Markets Plc (a “Joint Lead Manager” and, together with Banco Santander, S.A., Merrill Lynch International, Macquarie Bank Limited, Macquarie Bank Europe Designated Activity Company and Barclays Bank PLC, the “Joint Lead Managers")
250 Bishopsgate
London
EC2M 4AA
United Kingdom

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT
T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525.  The registered office of
PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH.  PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

and the Other Managers (as in defined the engagement letter)
28 March 2024

Dear Ladies and Gentlemen

Agreed-upon procedures (AUP) report of factual findings in connection with the proposed issuance of Asset Backed Securities by the Issuer (the “Securitisation”).

Purpose of this AUP report

This AUP report is produced in accordance with the terms of our agreement dated 25 March 2024 (the “agreement”).

This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.

Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged.

It is the responsibility of the Originator to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Originator and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of the Originator to respond to the due diligence enquiries of the Co-Arrangers and the Joint Lead Managers concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Co-Arrangers and the Joint Lead Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’

We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there are no independence requirements with which we are required to comply.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we design, implement and operate a system of quality management including policies and  procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report.

The Originator may include a copy of this AUP report in the bible of transaction documents of the Securitisation prepared for the Issuer.

The procedures in this AUP report have not been undertaken in contemplation of the professional standards of the American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP report may be used by a manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP report.

You may disclose the AUP report directly to rating agencies, provided that (i) it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, (ii) they do not acquire any rights against PwC and (iii) they will be required to sign letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP report whether via that website or otherwise.

Additionally, the Originator may file a copy of the AUP report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP report whether via EDGAR or otherwise.  The AUP report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP report.  We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP report.

This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP
Chartered Accountants
London
28 March 2024

Appendix 1 to the AUP report

Procedures performed in relation to a sample of mortgage loans

1.
Due to the ongoing origination of mortgage loans to be used in the Securitisation (the “Loans”), you requested that we performed part of our testing on Loans that had been originated as at 31 January 2024 (the “Initial Cut-Off Date”) and part of our testing on Loans that were originated between the Initial Cut-Off Date and 29 February 2024 (the “Revised Cut-Off Date”). You also requested that we updated our testing of Loans originated prior to the Initial Cut-Off Date to reflect changes in their attributes as at the Revised Cut-Off Date. We express no view on the appropriateness of this approach.

2.
We were provided with a data file by Originator on 14 February 2024 entitled “TBF24-2 Loan List for Sampling.xlsx” (the “Sub-Pool 1 Initial Data File”) detailing account numbers for the provisional portfolio of mortgage loans (the “Loans”) as at the Initial Cut-Off Date, totalling 1,809 Loans. We have been informed that the pool of Loans represents the Securitisation pool as at the Cut-Off Date. On 4 March 2024, we were provided with a data file by the Originator entitled “TBF24-2 Loan List for Sampling EOM FEB24.xlsx” (the “Sub-Pool 2 Initial Data File”), detailing account numbers of the remaining provisional portfolio of mortgage loans as at the Revised Cut-Off Date, totalling 1,568 Loans.

3.
We selected a random sample of 404 Loans. At the request of the Originator, we selected 80% of the sample (323 Loans, being the “Part 1 Initial Selected Sample”)) from Sub-Pool 1 Initial Data File and 20% of the sample (81 Loans, being the “Part 2 Initial Selected Sample”) from Sub-Pool 2 Initial Data File. The size of the total sample was based on statistical sampling techniques using the following criteria:

●	99% confidence level;

●	0% expected error rate;

●	1% maximum error rate.

You have agreed the sample size of 404 Loans and the split of this sample between the Part 1 Initial Selected Sample and the Part 2 Initial Selected Sample as being sufficient and appropriate for the purposes of this engagement.

4.
In addition, we selected a reserve sample of 20 Loans (the "Reserve Sub-Pool 1 Sample") from the Sub-Pool 1 Initial Data File, to be used to replace any Loans in the Initial Selected Sample selected from the Part 1 Initial Selected Sample which had been redeemed between the Initial Cut-Off Date and the date of our testing.

5.
In addition, we selected a reserve sample of 5 Loans (the "Reserve Sub-Pool 2 Sample") from the Sub-Pool 2 Initial Data File, to be used to replace any Loans in the Initial Selected Sample selected from the Part 2 Initial Selected Sample which had been redeemed between the Revised Cut-Off Date and the date of our testing.

6.
During our testing 1 Loan from the Reserve Sub-Pool 1 Sample only was used to replace redeemed Loans. Therefore the remaining 322 Loans from the Initial Selected Sample 1, 81 Loans from the Initial Selected Sample 2, and 1 Loan from the Reserve Sub-Pool 1 Sample represent the “Selected Sample”.

7.
Our testing of the Selected Sample took place between 20 February 2024 and 18 March 2024. Our initial testing of the Part 1 Initial Selected Sample was performed between 20 February 2024 and 23 March 2024 and our testing of the Part 2 Initial Selected Sample and the changes in data attributes relating to Loans in the Part 1 Initial Selected Sample between the Initial Cut-Off Date and the Revised Cut-Off Date were performed between 5 March 2024 and 8 March 2024.

8.	For the purposes of our testing, the Originator provided us with:

a.
data files on 15 February 2024 entitled “TBF24-2 EOMJAN24 Provisional Pool AUP Sample Tape.xlsx” and “TBF24-2 EOMJAN24 AUP Additional Data.xlsx” (together the “Sub-Pool 1 Initial Extraction File”) detailing data attributes relating to the Loans in the Part 1 Initial Selected Sample and the Reserve Sub-Pool 1 Sample as at the Initial Cut-Off Date.

b.
data files on 5 March 2024 and on 7 March 2024 entitled “TBF24-2 Provisional Pool 29FEB24 AUP Sample Tape.xlsx” and “TBF24-2 EOMFEB24 Sample 1 AUP Additional Data.xlsx” respectively (together the “Sub-Pool 1 Revised Extraction File”), detailing data attributes relating to the Loans in the Part 1 Initial Selected Sample and the Reserve Sub-Pool 1 Sample as at the Revised Cut-Off Date.

9.
Our initial testing of the Sub-Pool 1 Loans in our Selected Sample was performed using the Sub-Pool 1 Initial Extraction File. On receipt of the Sub-Pool 1 Revised Extraction File, we performed a comparison between the Sub-Pool 1 Initial Extraction File and the Sub-Pool 2 Revised Extraction File. We noted changes in certain dynamic data fields, being AR 67, AR 169, AR 170, AR 141 and Current Indexed LTV and thus repeated tests 30, 31(a), 31(b), 32(b) and 32(c) as set out below for all Sub-Pool 1 Loans in the Selected Sample. We also identified one change in the AR7 ‘Borrower Identifier’ data field in relation to one Sub-Pool 1 Loan in the Selected Sample and thus repeated test 1.

10.
We were provided with a data file by the Originator on 5 March 2024 entitled “TBF24-2 Provisional Pool 29FEB24 AUP Sample Tape.xlsx” and “TBF24-2 EOMFEB24 Sample 2 AUP Additional Data.xlsx” (together the “Sub-Pool 2 Extraction File”), detailing data attributes relating to the Loans in the Part 2 Initial Selected Sample as at the Revised Cut-Off Date.

11.	The Sub-Pool 1 Initial Extraction File, the Sub-Pool 1 Revised Extraction File and the Sub-Pool 2 Extraction File together are the “Extraction File”.

12.	The “Loan System” referenced to in each case refers to Originators eFO system.

13.	The term “Post Loan Completion System” refers to the Originators CLS system.

14.
The term “Offer Letter” refers to a mortgage offer letter or other document prepared by the Originator which is addressed to the borrower, detailing the terms and conditions of the mortgage loan offered to the borrower.

15.	The term “Certificate of title” (CoT) or Official Copy of Register Entries refers to a document prepared by a solicitor and sent to the Originator.

16.	The term “Valuation Report” refers to PDF valuation reports keyed directly into the Loan System and, which indicates that the property has been visited.

17.	The term “EBDR Report” refers to PDF documents provided by the Originator relating to borrower credit searches and CCJ records.

18.
When confirming the existence of electronic signatures on the COT and Valuation Report we agreed that there was a name shown or a scanned signature in the signature box of the agreement. We performed no procedures to verify the integrity of the electronic signature.

19.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work:

Test	Description of Agreed-Upon Procedure	Results
1
Loan Identifier

We have agreed the ‘Loan ID’ in the ‘AR3’ data field of the Extraction File to the Loan System and the Post Loan Completion System using the data fields ‘eFO Account’ and ‘CLS Account’ in the Extraction File, respectively.

No exceptions noted.
2	Borrower Identifier We have agreed the ‘Borrower Identifier’ in the ‘AR7’ data field of the Extraction File to the Loan System.	No exceptions noted.
3
Borrower(s) name

a)    We have agreed the borrower(s) name from the Extraction File to the Loan System.

b)    We have agreed the borrower(s) name from the Extraction File to the Offer Letter.

c)    We have agreed the borrower(s) name from the Extraction File to the CoT.

The following tolerances have been applied in performing these procedures:

•     Legal change of borrower(s)’s names (due to e.g., marriage/divorce) have not been counted as an exception, provided that there was evidence of such change recorded on the Loan System.

•     Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

3a) No exceptions noted. 3b) No exceptions noted. 3c) No exceptions noted.
4
Property Address

a)   We have agreed the property address from the Extraction File to the Loan System.

b)   We have agreed the property address from the Extraction File to the Offer Letter.

c)    We have agreed the property address from the Extraction File to the Valuation Report.

d)   We have agreed the property address from the Extraction File to the CoT.

The following tolerances have been applied in performing the above procedures:

•      An item has not been reported as an exception if the difference related only to spelling (other than in out-codes).

•     An item has not been reported as an exception if the difference related only to the absence or the addition of a house name, an estate name or a geographic area identifier.

4a) No exceptions noted.

4b) No exceptions noted.

4c) No exceptions noted.

4d) One exception noted.

PwC Sample Number 328

As per the Extraction File: 52 Kings xxx, xxx, ST4 xxx

As per the CoT: 52 Kings xxx, xxx, ST5 xxx

Test	Description of Agreed-Upon Procedure	Results

•     In the case of a new build property (as evidenced by the Loan System), differences in the property address, boundaries and/or postcode, have not been reported as an exception provided the out-code agreed and evidence of change in property address or boundaries was provided.

•     Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

e)   For each Loan in the Selected Sample, we checked whether the Geographic Region data field of the Extraction File agreed with the region stated by the Nomenclature of territorial units for statistics (“NUTS”) regions, using the NUTS Mapping File.

4e) No exceptions noted.
5	Loan Origination Date We have agreed the Loan Origination Date from the Extraction File to within +/- 7 days with that shown on the CoT.	No exceptions noted.
6	Original Balance We have agreed the 'Original Balance’ in the ‘AR66’ data field of the Extraction File to that shown on the Offer Letter, including capitalised fees.	No exceptions noted.
7
Loan Currency Denomination

a)   We have agreed the 'Loan Currency Denomination’ in the ‘AR65’ data field of the Extraction File to that shown on the Offer Letter.

b)   We have agreed that the Loan Currency Denomination type from the Extraction File is pound sterling.

7a) No exceptions noted. 7b) No exceptions noted.
8
Loan Term

a)   We have agreed the original ‘Loan Term’ in the ‘AR61’ data field of the Extraction File to that shown on the Offer Letter.

b)   For each Loan in the Selected Sample, we checked that the Loan Term per the Extraction File is between 5 and 40 years.

8a) No exceptions noted. 8b) No exceptions noted.
9	Date of Loan Maturity We have agreed the Date of ‘Loan Maturity’ in the ‘AR56’ data field of the Extraction File to that shown on the Offer Letter.	No exceptions noted.
10	Property Tenure We have agreed the Property Tenure from the Extraction File to that shown on the Valuation Report.	No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
11	Property Type We have agreed the 'Property Type’ in the ‘AR131’ data field of the Extraction File to that shown on the Valuation Report.	One exception noted. PwC Sample Number 305 As per Extraction File: 5 (Multifamily house) As per the Valuation Report: 2 (residential (flat/apartment))
12
Original Valuation Type

We have agreed the ‘Original Valuation Type’ in the ‘AR137’ data field of the Extraction File to that shown on the Valuation Report.

In the case of a new build property, a full internal and external valuation was not always conducted.

No exceptions noted.
13
Valuation Amount

We have agreed the 'Valuation Amount’ in the ‘AR136’ data field of the Extraction File to the “Present Condition” field on the latest Valuation Report.

For cases where the market value in the Valuation Report is zero in the “Present Conditions” and no reinspection is required, we compared the value shown in the Extraction File to the “With essential repairs/construction completed” field on the latest Valuation Report.

For such cases we checked the council of mortgage lenders form to confirm the value or confirmation from the solicitor that the new building has a guarantee (NHBC or equivalent) which is issued at completion.
No exceptions noted.

14	Valuation Date We have agreed the ‘Valuation Date’ in the ‘AR138’ data field of the Extraction File to that shown on the Valuation Report.	No exceptions noted.
15
Borrower’s Employment Status

We have agreed the ‘Borrower’s Employment Status’ and the ‘Second Borrower’s employment status’ in the ‘AR21’ and ‘AR189’ data fields of the Extraction File to the Loan System.

We have been informed by management that a borrower who is unemployed is categorized under ‘Other’ in the data field “AR189” of the Extraction File.

No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
16
Income Verification

For each Loan shown in the Selected Sample, flagged as “Residential” in the ‘AR13o’ data field of the Extraction file, we checked whether there was evidence on the Loan System that income confirmation had been obtained.

Evidence is defined as a copy of a P60, employer’s reference, bank statements, payslips, accountant certificate or financial statements.

For Loans flagged as “Buy to Let” in the ‘AR13o’ data field of the Extraction file, we checked whether a rental income was shown in the Valuation Report.

No exceptions noted.
17
Document Signatories

a)   We checked that the CoT had been signed in the space designated for the solicitor.

b)   We checked that the Valuation Report had been signed in the space designated for the surveyor.

c)   We checked whether a direct debit instruction was active in the Loan System, when the Loan was originated.

17a) No exceptions noted. 17b) No exceptions noted. 17c) No exceptions noted.
18
Purpose

We have agreed the ‘Purpose’ in the ‘AR59’ data field of the Extraction File to the COT.

For the purpose of this test, the Originator has informed us that for “Right to Buy” loans, purpose is not mentioned on the CoT. As such we were not able to perform this test for 7 Loans identified as “Right to Buy” from ‘Loan Purpose’ data field of the Extraction File.

No exceptions noted.
19	Occupancy Type We have agreed the ‘Occupancy Type’ in the ‘AR130’ data field of the Extraction File to the Loan System.	No exceptions noted.
20
First Time Buyer

We have agreed the ‘First Time Buyer’ flag for Borrower 1 in the ‘AR22’ data field of the Extraction File to the Loan System.

Where the purpose of the Loan was “remortgage”, the Originator informed us that it was not classified as first-time buyer in the Loan System.

No exceptions noted.
21	Repayment Method We have agreed the ‘Repayment Method’ in the ‘AR69’ data field of the Extraction File to the Offer Letter.	No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
22
Current Interest Rate

We have agreed the ‘Current Interest Rate’ in the ‘AR109’ data field of the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.

For 12 Loans identified by the Originator that underwent a product switch on 1 February 2024, we have agreed the ‘New Current Interest Rate’ in the ‘New Current Interest Rate’ data field of the Extraction File to the Post Loan Completion System.

No exceptions noted.
23
Interest Rate Type

We have agreed the 'Interest Rate Type’ in the ‘AR107’ data field of the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.

For 12 Loans identified by the Originator that underwent a product switch on 1 February 2024, we have agreed the ‘New Interest Rate Type’ in the ‘New Interest Rate Type’ data field of the Extraction File to the Post Loan Completion System.

No exceptions noted.
24
Interest Rate Index

We have agreed the 'Interest Rate Index’ in the ‘AR108’ data field of the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.

For 12 Loans identified by the Originator that underwent a product switch on 1 February 2024, we have agreed the ‘New Current Interest Rate Index’ in the ‘New Current Interest Rate Index’ data field of the Extraction File to the Post Loan Completion System.

No exceptions noted.
25
Revised Interest Rate Index

We have agreed the ‘Revised Interest Rate Index’ in the ‘AR118’ data field of the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.

For 12 Loans identified by the Originator that underwent a product switch on 1 February 2024, we have agreed the ‘Revised Interest Rate Index’  in the ‘Revised Interest Rate Index’ data field of the Extraction File to the Post Loan Completion System.

No exceptions noted.
26
Interest Rate Margin

We have agreed the ‘Interest Rate Margin’’ in the ‘AR110’ data field of the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.

For 12 Loans identified by the Originator that underwent a product switch on 1 February 2024, we have agreed the ‘New current Interest Rate’ in the ‘New current Interest Rate’ data field of the Extraction File to the Post Loan Completion System.

No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
27
Revised Interest Rate Margin

We have agreed the ‘Revised Interest Rate Margin’ in the ‘AR119’ data field of the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.

For 12 Loans identified by the Originator that underwent a product switch on 1 February 2024, we have agreed the ‘Revised Interest Rate Margin’ in the ‘Revised Interest Rate Margin’ data field of the Extraction File to the Post Loan Completion System.

No exceptions noted.
28
Interest Rate Reversion Date

We have agreed the ‘Interest Rate Reversion Date’ in the ‘AR113’ data field of the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.

For 12 Loans identified by the Originator that underwent a product switch on 1 February 2024, we have agreed the ‘New Interest Rate Reversion Date’ in the ‘New Interest Rate Reversion Date’ data field of the Extraction File to the Post Loan Completion System.

No exceptions noted.
29
Credit Search

a)   We have agreed the number of unsatisfied County Court Judgements (“CCJs”) in the last 6 years before completion date for Borrower 1 in the ‘AR33’ data field of the Extraction File with that shown on the EBDR Report

b)   We have agreed the number of unsatisfied County Court Judgements (“CCJs”) in the last 6 years before completion date for Borrower 2 in the ‘AR194’ data field of the Extraction File with that shown on the EBDR Report.

c)    We have agreed the number of satisfied CCJs in the last 6 years before completion date for Borrower 1 in the ‘AR31’ data field of the Extraction File with that shown on the EBDR Report.

d)    We have agreed the number of satisfied CCJs in the last 6 years before completion date for Borrower 2 in the ‘AR192’ data field of the Extraction File with that shown on the EBDR Report.

e)    We have agreed the value of unsatisfied CCJs in the last 6 years before completion date for Borrower 1 in the ‘AR34’ data field of the Extraction File, with that shown on the EBDR Report, to within £100.

f)    We have agreed the value of unsatisfied CCJs in the last 6 years before completion date for Borrower 2 in the ‘AR195’ data field of the Extraction File with that shown on the EBDR Report, to within £100.

29a) No exceptions noted. 29b) No exceptions noted. 29c) No exceptions noted. 29d) No exceptions noted. 29e) No exceptions noted. 29f) No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results

g)   We have agreed the value of satisfied CCJs in the last 6 years before completion date for Borrower 1 in the ‘AR32’ data field of the Extraction File with that shown on the EBDR Report, to within £100.

h)   We have agreed the value of satisfied CCJs in the last 6 years before completion date for Borrower 2 in the ‘AR193’ data field of the Extraction File with that shown on the EBDR Report, to within £100.

i)    We have agreed the bankruptcy or individual voluntary arrangement flag for Borrower 1 in the ‘AR235’ data field of the Extraction File with that shown on the EBDR Report.

j)    We have agreed the bankruptcy or individual voluntary arrangement flag for Borrower 2 in the ‘AR236’ data field of the Extraction File with that shown on the EBDR Report.

k)   We have agreed the date of the last CCJ in the last 6 years before the completion date for borrower 1 in the ‘AR35’ data field of the Extraction File with that shown on the EBDR Report.

l)   We have agreed the date of the last CCJ in the last 6 years before completion date for Borrower 2 in the ‘AR196’ data field of the Extraction File with that shown on the EBDR Report.

29g) No exceptions noted. 29h) No exceptions noted. 29i) No exceptions noted. 29j) No exceptions noted. 29k) No exceptions noted. 29l) No exceptions noted.
30	Current Balance We have agreed the ‘Current Balance’ in the ‘AR67’ data field of the Extraction File to the Post Loan Completion System as at the Cut-Off Date.	No exceptions noted.
31
Arrears Balance

a)    We have agreed the ‘Arrears Balance’ in the ‘AR169’ data field of the Extraction File to the Post Loan Completion System as at the Cut-Off Date.

b)   We have recalculated the Number of Months in Arrears by dividing the Arrears Balance agreed in ‘a’ above by ‘Payment due’ in the ‘AR71’ data field of the Extraction File and agreed it with the ‘Months in Arrears’ in the ‘AR170’ data field of the Extraction File.

31a) No exceptions noted. 31b) No exceptions noted.
32
Loan to Value (“LTV”)

a)    For each Loan in the Selected Sample, we recalculated the original LTV using the original loan amount and the lower of, the valuation amount or purchase price (the valuation amount for Right to Buy loans) shown on the Loan System (the “Calculated Original LTV”). We checked whether the original LTV from the Extraction File agreed to the Calculated Original LTV.

32a) No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results

b)   For each Loan in the Selected Sample, we recalculated the current LTV using the current balance and the lower of, the valuation amount or purchase price (the valuation amount for Right to Buy loans) shown on the Loan System (the “Calculated Current LTV”). We checked whether the current LTV from the Extraction File agreed to the Calculated Current LTV.

c)   For each Loan in the Selected Sample, we recalculated the current indexed LTV using the current balance and the current valuation amount from the Extraction File (the “Calculated Current Indexed LTV”). We checked whether the current indexed LTV from the Extraction File agreed with the Calculated Current Indexed LTV.

32b) No exceptions noted. 32c) No exceptions noted.

Appendix 2 to the AUP report

Engagement letter